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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                             -----------------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2006


                                  BUNGE LIMITED
             (Exact name of registrant as specified in its charter)

           Bermuda                     001-16625                 98-0231912
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)

             50 Main Street                                         10606
       White Plains, New York USA                                (Zip Code)
(Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFC 240.13e-4(c))




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Item 8.01         Other Events

         On May 10, 2006, Bunge Limited ("Bunge"), filed its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 (the "First Quarter 10-Q") with the Securities and Exchange Commission (the "SEC"). In the First Quarter 10-Q, Bunge presented updated business segment reporting disclosures reflecting a reclassification of certain edible oil product lines from the agribusiness segment to the edible oil products segment. As a result, amounts previously reported by Bunge under its agribusiness segment have been reclassified to its edible oil products segment.

         Bunge is filing this Current Report on Form 8-K to conform its historical consolidated financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2005 (the "2005 Annual Report") to the presentation reflected by this reclassification. The information included in this Current Report on Form 8-K does not in any way restate or revise Bunge's net income, consolidated statements of income, consolidated statements of cash flows and consolidated statements of shareholders' equity for the years ended December 31, 2005, 2004 and 2003 and the consolidated balance sheets at December 31, 2005 and 2004. This Current Report on Form 8-K does not reflect any other events occurring after Bunge filed its 2005 Annual Report other than this reclassification, as described above. For a discussion of events and developments occurring subsequent to the filing by Bunge of its 2005 Annual Report, see Bunge's Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006 and Bunge's Current Reports on Form 8-K, all of which are filed with the SEC.

         Exhibit 99.1 contains an updated "Item 6. Selected Financial Data" and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" from Bunge's 2005 Annual Report reflecting the reclassification described above.

         Exhibit 99.2 contains Management's Report on Internal Control Over Financial Reporting for the year ended December 31, 2005, Deloitte & Touche LLP's Report of Independent Registered Public Accounting Firm on internal controls over financial reporting for the year ended December 31, 2005, Deloitte & Touche LLP's Report of Independent Registered Public Accounting Firm relating to the Consolidated Financial Statements included in this Exhibit 99.2 and the Consolidated Financial Statements and the Notes to the Consolidated Financial Statements of Bunge for the year ended December 31, 2005, containing an update to "Note 4- Inventories and Note 26 - Operating Segments and Geographic Areas" to reflect the reclassification described above.

         Exhibit 99.3 contains Deloitte & Touche LLP's Consent of Independent Registered Public Accounting Firm.

         The financial statements included in Exhibit 99.2 shall now serve as the historical audited consolidated financial statements of Bunge for the year ended December 31, 2005.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BUNGE LIMITED

                                           (registrant)

                                           By:   /s/ TK Chopra
                                                 --------------------------

                                                 TK Chopra
                                                 Controller
Date:  November 13, 2006


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                                  EXHIBIT INDEX



Exhibit No.       Description
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99.1              Cautionary Statement Regarding Forward-Looking Statements,
                  Selected Financial Data and Management's Discussion and
                  Analysis of Financial Condition and Results of Operations for the year ended December 31, 2005, reflecting updated business segment data.

99.2 Management's Report on Internal Control Over Financial Reporting for the year ended December 31, 2005, Deloitte & Touche LLP's Report of Independent Registered Public Accounting Firm on internal controls over financial reporting for the year ended December 31, 2005, Deloitte & Touche LLP's Report of Independent Registered Public Accounting Firm dated March 3, 2006, except as to Note 4 and Note 26 which are dated as of November 10, 2006 and Consolidated Financial Statements and the Notes to the Consolidated Financial Statements of Bunge for the year ended December 31, 2005, reflecting updated business segment disclosures.

99.3              Consent of Deloitte & Touche LLP